EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nortek Holdings, Inc. (the “Company”) on Form 10-Q for the period ending July 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Almon C. Hall, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)    The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2004
/s/Almon C. Hall
Almon C. Hall
Vice President and Chief Financial Officer
Nortek Holdings, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.